UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report                     July 20, 2004

         Date of earliest event reported    July 20, 2004


                                THE BEARD COMPANY
             (Exact name of registrant as specified in its charter)

          Oklahoma                      0-12396                73-0970298
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


Enterprise Plaza
5600 N. May Avenue
Suite 320
Oklahoma City, Oklahoma                                              73112
(Address of principal executive offices)                           (Zip Code)

                                       N/A
          (Former name or former address, if changed since last report)
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                                THE BEARD COMPANY

                                    FORM 8-K


Item 7. Financial Statements and Exhibits.

     (c) The following exhibit is filed with this Form 8-K and is identified by the number indicated:

Exhibit
  No.                 Description
  ---                 -----------

  99         Press Release dated July 20, 2004

Item 9. Regulation FD Disclosure.

Complete details concerning the matter which Registrant has elected to disclose are set forth in the News Release attached as Exhibit 99 hereto, which is incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE BEARD COMPANY

                                     /s/ Herb Mee, Jr.
                                     _______________________________
                                     Herb Mee, Jr., President
July 20, 2004

                                 EXHIBIT INDEX

Exhibit
  No.      Description                         Method of Filing
  ---      -----------                         ----------------

  99  Press Release dated July 20, 2004    Filed herewith electronically